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                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Hartford Series Fund, Inc., do hereby certify, to such officer's knowledge, that:

         The semi-annual report on Form N-CSR of Hartford Series Fund, Inc. for the period ending June 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date:  August 8, 2003                  By: /s/ David M. Znamierowski
                                           -------------------------------------
                                            David M. Znamierowski
                                            Its: President

Date:  August 8, 2003                  By: /s/ George R. Jay
                                          --------------------------------------
                                            George R. Jay
                                            Its: Vice President, Controller and
                                                 Treasurer

A signed original of this written statement required by Section 906 has been provided to Hartford Series Fund, Inc. and will be retained by Hartford Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.